                                                                    EXHIBIT 4.7

[BORDER]

THIS CERTIFICATE IS TRANSFERABLE IN
  CINCINNATI, OH OR NEW YORK NY

     NUMBER                                                             SHARES

                                                             CUSIP 855083 10 1
                                        SEE REVERSE FOR CERTAIN DEFINITIONS


                             STAR BANC CORPORATION
                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO


THIS CERTIFIES THAT




is the owner of




                    FULLY PAID AND NONASSESSABLE SHARES OF
                       NO PAR VALUE PREFERRED STOCK OF


Star Banc Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
        Witness the signatures of the duly authorized officers of the Corporation.

Dated
                                                                  /S/ SECRETARY

                                                      /S/ CHAIRMAN OF THE BOARD
Countersigned and Registered:
          STAR BANK, N.A.,
            Cincinnati, OH Transfer and Registrar

          By,

                              Authorized Signature
                              [SEAL OF STAR BANC]

        The corporation will mail to shareholder, without charge within five days after receipt of a written request therefor, a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue.

The following abbreviations, when used on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                        _______________________________

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF TRANSFER MIN ACT - ___________________   Custodian   ___________________
                              (cust)                            (minor)

                        under Uniform Transfers to Minors
                        Act______________________________
                                       (State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________________________________ hereby sell(s), assign(s) and transfer(s) unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

_________--_________--__________________________________________________________

________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP
                               CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_____________________________Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________.

Attorney, to transfer the said shares on the books of the with-named Bank, with full power of substitution in the premises.

Dated________________________________  ________________________________________


                                              SIGNATURE GUARANTEED

                                       ________________________________________